Exhibit 10.199



                         LIMITED GUARANTEE

           LIMITED GUARANTEE dated as of June 1, 1999 by LITCHFIELD FINANCIAL CORPORATION, a Massachusetts corporation (the "Guarantor"), in favor of UNION BANK OF CALIFORNIA, N.A., a California banking corporation with an address at 445 South Figueroa Street, 15th Floor, Los Angeles, California 90071("Union Bank"), as a Noteholder under the Indenture hereinafter referred to.

WHEREAS,  Litchfield  Hypothecation  Corp.1997-B,  a Delaware  corporation (the
       "Issuer") and a wholly-owned subsidiary of the Guarantor, and The Chase Manhattan Bank, as trustee (the "Trustee")are parties to an Indenture of Trust, as amended, (the "Indenture") (capitalized terms used but not defined herein shall have the meanings attributed thereto in the Indenture or in Appendix A thereto), dated as of August 1, 1997 providing for the issuance by the Issuer from time to time of its Hypothecation Loan Collateralized Notes (collectively, the "Notes");

           WHEREAS, the Issuer and the Trustee have executed and delivered Amendment No. 2 to the Indenture, dated as of June 1, 1999 ("Amendment No. 2 to the Indenture") providing for the issuance by the Issuer of Series A Notes in an initial aggregate principal amount of $1,776,419.96 (the "Additional Series A Notes") and to authorize the Trustee to authenticate and deliver the Additional Series A Notes to Union Bank; and

           WHEREAS, pursuant to the Indenture, the Issuer has issued the Additional Series A Notes which Additional Series A Notes the Issuer has sold to Union Bank pursuant to a Note Purchase Agreement dated as of June 28, 1999 (the "Note Purchase Agreement"); and

           WHEREAS, pursuant to the Indenture, the Issuer has issued and the Guarantor has purchased certain Series C Notes in the original principal amount of $3,123,580.04 (the "Series C Notes")which Series C Notes the Guarantor has sold to Union Bank pursuant to the Note Purchase Agreement; and

           WHEREAS, it is a condition to the purchase by Union Bank of the Additional Series A Notes and the Series C Notes (collectively, the "Guaranteed Notes")that the Guarantor issue a guarantee in the form hereof of certain of the obligations of the Issuer under the Guaranteed Notes.

           NOW, THEREFORE, in consideration of the premises and in order to induce Union Bank to purchase the Guaranteed Notes, the Guarantor hereby agrees as follows:

                                     98


           Section 1. Guarantee. The Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, after maturity, by acceleration or otherwise, of principal of and interest on the Guaranteed Notes (the "Guaranteed Obligations") in an aggregate amount not to exceed $245,000 (the "Guaranteed Amount"). The Guarantor hereby agrees that it shall make the payment of a Guaranteed Obligation upon receipt of written demand therefor from Union Bank (a "Demand Notice") which Demand Notice shall specify that an Event of Default has occurred and is continuing under either or both of Sections 7.1(a) and 7.1(b) of the Indenture due to the failure of the Issuer to make the applicable payment of principal and/or interest due and owing to Union Bank under the Guaranteed Notes and the Indenture. The obligation of the Guarantor hereunder shall in no event exceed the Guaranteed Amount. The Guaranteed Amount shall be reduced by (i) the amount of any payments made by Guarantor hereunder or
(ii) the portion allocable to the Guaranteed Notes of any unreimbursed Servicer Advances pursuant to the Indenture.

           Notwithstanding the limitation contained in the preceding sentence, the Guarantor shall also pay all costs and expenses, including attorneys' fees, costs relating to all costs and expenses arising out of or with respect to the validity, enforceability, collection, defense, administration or preservation of this Guarantee.

           GUARANTOR ACKNOWLEDGES AND AGREES THAT ANY REPURCHASE OF THE HYPOTHECATION LOANS BY THE GUARANTOR PURSUANT TO THE TERMS OF THE INDENTURE OR ANY OTHER DOCUMENT PROVIDING GUARANTOR WITH SUCH OPTION OR OBLIGATION OR THE PAYMENT OR PERFORMANCE BY GUARANTOR OF ANY OTHER OBLIGATION OF ISSUER UNDER THE INDENTURE OR THE GUARANTEED NOTES SHALL NOT REDUCE THE OBLIGATIONS OF GUARANTOR TO UNION BANK UNDER THIS GUARANTEE AND UNION BANK'S CONSENT TO SUCH REPURCHASE SHALL NOT CONSTITUTE A WAIVER OF UNION BANK'S RIGHTS HEREUNDER.



           Section 2. Waiver. The Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to this Guarantee,(ii) any requirement that Union Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Issuer or any other person or any collateral, (iii) any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guarantee, the obligations of the Guarantor hereunder or the obligations of any other person or party (including, without limitation, the Issuer) relating to this Guarantee or the obligations of the Guarantor hereunder or otherwise with respect to the Guaranteed Obligations in any action or proceeding brought by Union Bank to collect the Guaranteed Obligations or any portion thereof or to enforce the obligations of the Guarantor under this Guarantee, and (iv) any other action, event or precondition to the enforcement of this Guarantee or the performance by the Guarantor of the obligations hereunder.
           Section 3. Guarantee Absolute. (a) The Guarantor guarantees that, to the fullest extent permitted by law, the Guaranteed Obligations will be paid or performed strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Union Bank with respect thereto.

           (b) No invalidity, irregularity, voidability, voidness or unenforceability of the Indenture or the Guaranteed Notes or of all or any part of the Guaranteed Obligations or of any security therefor, shall affect, impair or be a defense to this Guarantee.

           (c) The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

(i) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Guaranteed Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Indenture or the Guaranteed Notes , including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Issuer;

(ii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Guaranteed Obligations, and/or any offset thereagainst, or failure to perfect, or continue the perfection of, any lien in any such property, or delay in the perfection of any such lien, or any amendment or waiver of or consent to departure from any other guarantee for all or any of the Guaranteed Obligations;


(iii)any exercise or failure to exercise any rights against the Issuer or others (including the Guarantor);

(iv) any settlement or compromise of any Guaranteed Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any Guaranteed Obligations (whether due or not) of the Issuer to creditors of the Issuer other than the Guarantor;

(v) any manner of application of any collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of the Issuer or any of its subsidiaries; or

(vi) any change, restructuring or termination of the existence of the Issuer.

           (d) Union Bank may at any time and from time to time (whether or not after revocation or termination of this Guarantee) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the Guarantor, and without incurring responsibility to the Guarantor or impairing or releasing the obligations of the Guarantor hereunder, apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligation regardless of what Guaranteed Obligations remain unpaid.



     (e) This Guarantee shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon Union Bank for repayment or recovery of any amount or amounts received by Union Bank in payment or on account of any of the Guaranteed Obligations and Union Bank repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Union Bank, or any settlement or compromise of any such claim effected by Union Bank with any such claimant (including the Issuer), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of the Guaranteed Notes, and the Guarantor shall be and remain liable to Union Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Union Bank.

           Section 4. Continuing Guarantee. This Guarantee is a continuing one and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Union Bank and its successors, transferees and assigns. All obligations to which this Guarantee applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

           Section 5. Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and covenants to and with Union Bank that:

           (a) The Guarantor has the corporate power to execute and deliver this Guarantee and to incur and perform its obligations hereunder;
           (b) The Guarantor has duly taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and to incur and perform its obligations hereunder;

           (c) No consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other person, is required for the due authorization, execution, delivery and performance by the Guarantor of this Guarantee or the consummation of the transactions contemplated hereby; and






                                                             Exhibit 10.200
           (d) The Guarantor shall provide to Union Bank (i) within 60 days of the end of each fiscal quarter, the report on form-10-Q of the Guarantor and (ii) within 135 days of the end of each fiscal year of the Guarantor, the report on form 10-K of the Guarantor.

           Section 6. Terms. (a) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

           (b) All references herein to Sections and subsections shall be deemed to be references to Sections and subsections of this Guarantee unless the context shall otherwise require.

           Section 7. Amendments and Modification. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Guarantee and to such provision, and executed by the party to be charged.

           Section 8. Waiver of Subrogation Rights. Guarantor hereby waives until the Guaranteed Obligations are paid in full any right of indemnity, reimbursement, contribution, or subrogation arising as a result of payment by Guarantor hereunder, and will not prove any claim in competition with Union Bank in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature. Guarantor will not claim any set-off or counterclaim against Issuer in respect of any liability of Guarantor to Issuer. Guarantor waives any benefit of and any right to participate in any collateral which may be held by Union Bank.

           Section 9. Statute of Limitations. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Issuer or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against Union Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.
           Section 10. Rights and Remedies Not Waived. No act, omission or delay by Union Bank shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Union Bank of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

           Section 11. Admissibility of Guarantee. The Guarantor agrees that any copy of this Guarantee signed by the Guarantor and transmitted by telecopier for delivery to Union Bank shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

           Section 12. Notices. All notices, requests and demands to or upon Union Bank or the Guarantor under this Agreement shall be in writing and given as provided in the Indenture (with respect to the Guarantor, to the address of the Issuer as set forth in the Indenture and with respect to Union Bank, at its address set forth above).

           Section 13. Counterparts. This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

           Section 14.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC.
(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS GUARANTEE, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (i) TRIAL BY JURY, (ii) TO THE EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (iii) THE RIGHT TO INTERPOSE ANY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SET-OFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

           GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTEE IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY WAIVES GUARANTOR'S RIGHTS TO NOTICE AND HEARING UNDER ANY APPLICABLE STATE OR
FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH UNION BANK MAY
DESIRE TO USE.

           (b) The Guarantor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Guarantor at its address determined pursuant to Section 12 hereof.

           (c) Nothing herein shall affect the right of Union Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

           (d) The Guarantor hereby waives presentment, notice of dishonor and protests of all instruments included in or evidencing any of the Guaranteed Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).

           Section 15. GOVERNING LAW. THIS GUARANTEE AND THE GUARANTEED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

           Section 16. Captions; Separability. (a) The captions of the Sections and subsections of this Guarantee have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guarantee.

           (b) If any term of this Guarantee shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

           Section 17. Acknowledgment of Receipt. The Guarantor acknowledges receipt of a copy of this Guarantee.

           Section 18. This Guarantee shall inure to the benefit of and be enforceable by Union Bank, its successors, transferees and assigns, and it shall be binding upon Guarantor and the successors and assigns of Guarantor.

           IN WITNESS WHEREOF, the Guarantor has duly executed or caused this Guarantee to be duly executed in the State of New York as of the date first above set forth.

                               LITCHFIELD FINANCIAL CORPORATION
                               By:/s/ Heather A. Sica
                               Title:  Executive Vice President
                     LITCHFIELD HYPOTHECATION CORP. 1998-A